Exhibit 10.1.1
Execution Version
FOURTH MODIFICATION AGREEMENT
(Long Form)
This FOURTH MODIFICATION AGREEMENT (Long Form) (this “Agreement”) is dated as of January 27, 2026, by and among (i) KBSIII 155 NORTH 400 WEST, LLC (“400 W Borrower” or “Gateway Tech Borrower”), KBSIII 515 CONGRESS, LLC (“515 Congress Borrower”), and KBSIII 201 17TH STREET, LLC (“17th Street Borrower”), each a Delaware limited liability company (400 W Borrower, 515 Congress Borrower and 17th Street Borrower are referred to herein individually or collectively as the context may require, as “Borrower” or “Borrowers”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, referred to herein as “Agent” or “Administrative Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the “Lenders”).
RECITALS
A.Under that certain Term Loan Agreement dated as of October 17, 2018 (the “Original Loan Agreement”) by and among KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (“McEwen Borrower”), 400 W Borrower, 515 Congress Borrower and KBSIII Domain Gateway, LLC, a Delaware limited liability company (“Domain Gateway Borrower”; Domain Gateway Borrower, together with McEwen Borrower, 400 W Borrower and 515 Congress Borrower are referred to herein collectively as “Original Borrowers”), Agent and the Lenders, as such Original Loan Agreement was amended by that (i) that certain (1) First Modification and Additional Advance Agreement (Long Form) dated as of January 23, 2020 by and among the Original Borrowers, 17th Street Borrower, Agent and the Lenders (the “First Modification (Long Form)”), (2) First Modification and Additional Advance Agreement (Short Form – McEwen) dated as of January 23, 2020 by and between Agent and McEwen Borrower, and recorded at Book 7876, Pages 282-293 in the Official Records of Williamson County, Tennessee on January 28, 2020 (the “First Modification (Short Form) (McEwen)”), (3) First Modification and Additional Advance Agreement (Short Form – Gateway Tech Project) dated as of January 23, 2020 by and between Agent and 400 W Borrower, and recorded as Instrument No. 13177045 in the Official Records of Salt Lake County, Utah on January 24, 2020 (the “First Modification (Short Form) (400 W), (4) First Modification and Additional Advance Agreement (Short Form – 515 Congress) dated as of January 23, 2020 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2020011688 in the Official Records of Travis County, Texas on January 24, 2020 (the “First Modification (Short Form) (515 Congress)”) and (5) First Modification and Additional Advance Agreement (Short Form – Domain Gateway) dated as of January 23, 2020 by and between Agent and Domain Gateway Borrower, and recorded as Instrument No. 2020011684 in the Official Records of Travis County, Texas on January 24, 2020 (the “First Modification (Short Form) (Domain Gateway)”; the First Modification (Short Form) (Domain Gateway), together with the First Modification (Short Form) (McEwen), the First Modification (Short Form) (400 W) and the First Modification (Short Form) (515 Congress) are referred to herein collectively as the “First Modification (Short Form)”); (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023 by and among 400 W Borrower, 515 Congress Borrower, 17th Street Borrower, McEwen Borrower, Agent and the Lenders (the “Second Modification (Long Form)”), (2) Second Modification

Agreement (Short Form – McEwen) dated as of February 28, 2023 by and between Agent and McEwen Borrower, and recorded at Book 9203, Pages 836-847 in the Official Records of Williamson County, Tennessee on March 1, 2023 (the “Second Modification (Short Form) (McEwen)”), (3) Second Modification Agreement (Short Form – Gateway Tech Project) dated as of February 28, 2023 by and between Agent and 400 W Borrower, and recorded as Instrument No. 14077002 in the Official Records of Salt Lake County, Utah on March 1, 2023 (the “Second Modification (Short Form) (400 W), (4) Second Modification Agreement (Short Form – 515 Congress) dated as of February 28, 2023 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2023020596 in the Official Records of Travis County, Texas on March 1, 2023 (the “Second Modification (Short Form) (515 Congress - Senior)”), (5) Second Modification Agreement (Short Form – 515 Congress) dated as of February 28, 2023 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2023020597 in the Official Records of Travis County, Texas on March 1, 2023 (the “Second Modification (Short Form) (515 Congress – Junior)”) and (6) Second Modification Agreement (Short Form – 201 17th Street Project) dated as of February 28, 2023 by and between Agent and 17th Street Borrower, and recorded as Instrument No. 2023-0068395 in the Official Records of Fulton County, Georgia on March 1, 2023 (the “Second Modification (Short Form) (17th Street)”; the Second Modification (Short Form) (17th Street), together with the Second Modification (Short Form) (McEwen), the Second Modification (Short Form) (400 W), the Second Modification (Short Form) (515 Congress - Senior) and the Second Modification (Short Form) (515 Congress - Junior) are referred to herein collectively as the “Second Modification (Short Form)”); and (iii) that certain (1) Additional Advance and Third Modification Agreement (Long Form) dated as of February 9, 2024 by and among 400 W Borrower, 515 Congress Borrower, 17th Street Borrower, McEwen Borrower, Agent and the Lenders (the “Third Modification (Long Form)”), (2) Additional Advance and Third Modification Agreement (Short Form – Gateway Tech Project) dated as of February 9, 2024 by and between Agent and 400 W Borrower, and recorded as Instrument No. 14203339 in the Official Records of Salt Lake County, Utah on February 9, 2024 (the “Third Modification (Short Form) (400 W), (3) Additional Advance and Third Modification Agreement (Short Form – 515 Congress) dated as of February 9, 2024 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2024014474 in the Official Records of Travis County, Texas on February 9, 2024 (the “Third Modification (Short Form) (515 Congress - Senior)”), (4) Additional Advance and Third Modification Agreement (Short Form – 515 Congress) dated as of February 9, 2024 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2024014475 in the Official Records of Travis County, Texas on February 9, 2024 (the “Third Modification (Short Form) (515 Congress – Junior)”) and (5) Third Modification Agreement (Short Form – 201 17th Street Project) dated as of February 9, 2024 by and between Agent and 17th Street Borrower, and filed and recorded in Deed Book 67581 Page 582 in the Official Records of Fulton County, Georgia on February 12, 2024 (the “Third Modification (Short Form) (17th Street)”; the Third Modification (Short Form) (17th Street), together with the Third Modification (Short Form) (400 W), the Third Modification (Short Form) (515 Congress - Senior) and the Third Modification (Short Form) (515 Congress - Junior) are referred to herein collectively as the “Third Modification (Short Form)”); the First Modification (Long Form), the First Modification (Short Form), the Second Modification (Long Form), the Second Modification (Short Form), the Third Modification (Long Form) and the Third Modification (Short Form) are referred to herein collectively as the “Prior Modification Documents”; the Original Loan Agreement, as amended by the Prior Modification Documents, as the same may be further amended or modified from time to time, is referred to herein as the “Loan Agreement”), Lenders agreed to make certain loans to Borrowers (as the same may be further amended hereby, the “Loan”) pursuant to the Prior Modification Documents.
B.Borrowers’ obligations under the Loan are evidenced by those certain:
(i)Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the “Citizens Bank Note”);
(ii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the “Associated Bank Note”);
(iii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the “Regions Bank Note”);
(iv)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the “City National Bank Note”); and
(v)Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the “US Bank Note” and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the “Notes”).
C.The Notes are secured by those certain:
(i)Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Gateway Tech Project) recorded as Instrument No. 12869683 in the Official Records of Salt Lake County, Utah on October 17, 2018 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “155 North 400 West Deed of Trust”);
(ii)Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2018164110 in the Official Records of Travis County, Texas on October 18, 2018 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “515 Congress Senior Deed of Trust”);
(iii)Junior Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2020011689 in the Official Records of Travis County, Texas on January 24, 2020 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “515 Congress Junior Deed of Trust”); and

(iv)Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing (201 17th Street Project) recorded as Instrument No 2020-0014900 in the Official Records of Fulton County, Georgia on January 27, 2020 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “17th Street Deed of Trust”; the 17th Street Deed of Trust, together with the 155 North 400 West Deed of Trust, the 515 Congress Senior Deed of Trust, the 515 Congress Junior Deed of Trust, each individually may be referred to herein as a “Deed of Trust” and collectively as the “Deeds of Trust”).
D.In connection with the Loan, the Original Borrowers executed in favor of Agent and the Lenders that certain Environmental Indemnification Agreement dated as of October 17, 2018 (the “Environmental Indemnity”), which 17th Street Borrower subsequently joined pursuant to that certain Assumption and Joinder Agreement dated as of January 23, 2020 and executed by 17th Street Borrower, the Original Borrowers, Agent and the Lenders.
E.In connection with the Loan, KBS REIT Properties III, LLC, a Delaware limited liability company (“Guarantor”), executed in favor of Agent: (i) that certain Payment Guaranty Agreement dated as of October 17, 2018 (the “Payment Guaranty”) and (ii) that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018 (the “Recourse Carve- Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”).
F.As of January 27, 2026, after disbursement of the draw requested in the amount of $534,373.35, the Aggregate Commitment is $208,813,474, and the outstanding principal balance of the Loan is $205,529,887.24. After giving effect to this Agreement and the application of the amortization payment in the amount of $880,900.00 due and payable on March 1, 2026, the Aggregate Commitment shall be $207,932,574.00.
G.Borrowers, Agent and Lenders have agreed to, among other things, amend the Loan Documents to (i) provide for a short-term extension of the current Maturity Date from March 1, 2026 to April 15, 2026, upon the satisfaction of certain terms and conditions set forth in Section 2(a) below, (ii) permit the release of the entirety of the Salt Lake City Hardware Office Building owned by 400 W Borrower and encumbered by the 155 North 400 West Deed of Trust (the “Gateway Tech Project”) upon Agent’s receipt, for the benefit of the Lenders of an amount equal to the greater of (A) all net sale proceeds from the Gateway Tech Project or (B) $47,500,000.00, and (iii) amend certain other terms and conditions described herein, in each case subject to the terms and conditions of this Agreement.
H.Concurrently herewith, Borrowers, Agent and/or the Lenders, as applicable, are executing the following documents:
(i)That certain Fourth Modification Agreement (Short Form) (515 Congress Project - Senior) dated as of the date hereof by and between 515 Congress Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Travis County, Texas (the “515 Congress Senior Short Form”);
(ii)That certain Fourth Modification Agreement (Short Form) (515 Congress Project - Junior) dated as of the date hereof by and between 515 Congress Borrower and

Agent (for itself and the Lenders) to be recorded in the Official Records of Travis County, Texas (the “515 Congress Junior Short Form”);
(iii)That certain Fourth Modification Agreement (Short Form) (17th Street Project) dated as of the date hereof by and between 17th Steet Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Fulton County, Georgia (the “17th Street Short Form”); and
(iv)That certain Fourth Modification Agreement (Short Form) (Gateway Tech Project) dated as of the date hereof by and between 400 W Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Salt Lake County, Utah (the “155 North 400 West Short Form”; the 155 North 400 West Short Form, together with the 515 Congress Junior Short Form, the 515 Congress Senior Short Form and the 17th Street Short Form are referred to herein, individually and collectively as the context may require as, the “Short Form Agreement”).
I.Concurrently herewith, Guarantor is executing that certain Consent and Reaffirmation of Guarantor dated as of the date hereof and attached hereto (the “Consent”):
J.As used herein, the term “Loan Documents” shall mean the Loan Agreement, each of the Notes, the Guaranty, the Deeds of Trust, the Environmental Indemnity and the other “Loan Documents” as such term is defined in the Loan Agreement. This Agreement (including the Consent), each Short Form Agreement and the Collateral Assignment (as defined below) also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Representations; Reaffirmation of Loan. The foregoing recitals are true and correct and are incorporated herein by this reference. As of the Effective Date (as defined in Section 6 below), each Borrower hereby represents and warrants to Agent and the Lenders that, no Event of Default has occurred and is continuing and to such Borrower’s knowledge, no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default, except for facts and circumstances of which Administrative Agent has actual knowledge as of the date of this Agreement. Each Borrower hereby reaffirms all of its obligations under the Loan Documents and relating to any Lender-Provided Swap Transactions, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Loan Agreement, the Notes or under any Lender-Provided Swap Transactions. Without limiting the foregoing, each Borrower reaffirms Agent’s right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by a Borrower or otherwise received by Agent or the Lenders with respect to the Loan and any Lender- Provided Swap Transaction, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by a Borrower under the Loan Documents and Lender-Provided Swap Transactions in such order and manner deemed appropriate by Agent in Agent’s sole discretion, and each Borrower acknowledges that it shall have no right to direct Agent as to such application or designate the portion of the obligation to be satisfied. As of the Effective Date, (i) the Borrowers are indebted to the Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Loan Agreement and the other Loan Documents in the aggregate principal amount as set forth on Schedule I attached hereto, plus accrued and continually accruing interest and all fees, costs and expenses, including, without limitation, attorneys’ and financial advisors’ fees and costs and all fees set forth in the Loan Documents (collectively, the “Debt Amount”); (ii) Schedule I also sets forth the Aggregate Commitments and the Commitment, Pro Rata Share, and outstanding principal amount of each Lender and (iii) subject to the terms of the Credit Documents and limitations set forth in the Guaranty, Guarantor is absolutely and unconditionally indebted to the Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Loan Documents in the amount of the Debt Amount.
2.Amendments to the Loan Documents. In addition to any other amendments provided for herein, the Loan Documents are hereby modified as follows (which modifications shall be effective as of the Effective Date (defined below) unless otherwise noted):
(a)Extension of Maturity Date. Administrative Agent and Lenders have agreed that the Maturity Date shall be, as provided below, extended from March 1, 2026 to March 25, 2026 (the “Additional Extended Maturity Date”) upon satisfaction of the following conditions as determined by Agent in its sole discretion, and Agent shall promptly confirm to Borrowers in writing when such conditions have been satisfied:
(i)the Effective Date has occurred pursuant to Section 6 of this Agreement;
(ii)no Default or Event of Default has occurred and is continuing either immediately before or immediately after giving effect to the implementation of the Additional Extended Maturity Date;
(iii)the asset purchase agreement by and between Dart Interests and 400 W Borrower with respect to the purchase and sale of the Gateway Tech Project (as amended, supplemented, or otherwise modified from time to time, in accordance with the Collateral Assignment (as defined below), the “Dart Purchase Agreement”) for a purchase price in a minimum amount of $50,000,000 has been executed and remains in full force and effect, and Agent has a received a true and correct, fully executed copy thereof in accordance with Section 2(c)(i) hereof;
by no later than 7 Business Days after the Effective Date and in any event prior to any implementation of the Additional Extended Maturity Date, the Short Form Agreements shall have been submitted for recordation in the official records of the county and state as set forth above, all in accordance with Agent’s instructions to the Title Company;
(iv)by no later than 7 Business Days after the Effective Date and in any event prior to any implementation of the Additional Extended Maturity Date, Borrowers shall cause the Title Company to issue at Borrowers’ expense such endorsements (including, without limitation, ALTA 11-06 (Mortgage Modification), or their local equivalents) to each Title Policy as Agent shall reasonably require insuring that fee title to the Properties is vested in the applicable Borrower and insuring the continuing validity and first position lien priority of each of the Deeds of Trust, in light of this Agreement (to the extent such endorsements and continuations are available);
(v)by no later than 5 Business Days after the Effective Date, Borrowers shall have assigned its rights and interests to the $5,000,000.00 earnest money deposit under the Dart Purchase Agreement in accordance with Section 2(d) hereof; and
(vi)Borrowers shall have delivered to Administrative Agent (A) a pro forma covenant compliance certificate demonstrating the compliance with the Maximum Supported Amount and financial covenants on a pro forma basis as of the closing date of the Dart Purchase Agreement, based on the most recently available financial statements adjusted to reflect the proposed release of the Gateway Project and (B) such certifications from the Guarantor that, after giving effect to the proposed release of the Gateway Project, Guarantor shall be in compliance on the closing date of the Dart Purchase Agreement with its financial covenants under the Guaranty.
For the avoidance of doubt, if prior to March 1, 2026, Dart Interests terminates the Dart Purchase Agreement for any reason, then the currently existing maturity date of March 1, 2026 will not be extended as set forth above, and the Additional Extended Maturity Date option shall not be available.
If the maturity date is extended to the Additional Extended Maturity Date in accordance with the terms and conditions outlined above with respect to the Extension Period, the maturity date may be extended one additional time only from March 25, 2026 to April 15, 2026 (the “April 2026 Extended Maturity Date”); provided, that (A) (i) the Dart Purchase Agreement remains in full force and effect, (ii) no default or Event of Default has occurred and is continuing either immediately before and immediately after giving effect to the implementation of the April 2026 Extended Maturity Date, and (iii) the closing date under the Dart Purchase Agreement has been extended beyond March 25, 2026 to a date prior to April 15, 2026 and the $5,000,000 earnest money deposit is non-refundable, as evidenced by an executed amendment to the Dart Purchase Agreement, in form and substance satisfactory to Agent in its sole discretion; provided, further that (B) (i) if the closing date of the Dart Purchase Agreement is extended beyond the Additional Extended Maturity Date, (ii) the Borrowers are eligible for an extension of the maturity date to the April 2026 Extended Maturity Date and (iii) the closing date of the Dart Purchase Agreement occurs prior to the April 2026 Extended Maturity Date, then the April 2026 Extended Maturity Date shall not be April 15, 2026 but shall be the day which is the earlier of (a) April 15, 2026 and (b) the day which is two (2) Business Days after the Dart Purchase Agreement closes and the Loan is paid down by the Required Gateway Tech Payment. In no event shall the maturity date of the Loan be later than April 15, 2026 under any circumstances.
Notwithstanding anything to the contrary set forth herein or in any other Loan Documents, in no event shall Borrowers have any further options to extend the Maturity Date other than as set forth above.

If Borrowers successfully extend the Maturity Date to the Additional Extended Maturity Date or the April 2026 Extended Maturity Date, as applicable, the “Maturity Date” under the Loan Documents shall mean the Additional Extended Maturity Date or the April 2026 Extended Maturity Date, as the case may be. For the avoidance of doubt, if the Required Gateway Tech Payment is received prior to the Additional Extended Maturity Date, then such “Maturity Date” under the Loan Documents shall solely mean the Additional Extended Maturity Date.
If at any time on or following March 1, 2026, Dart Interests terminates the Dart Purchase Agreement for any reason (even if earnest money is non-refundable), such termination event shall, two (2) Business Days after such termination event, constitute an immediate, uncurable Event of Default under Section 8.1 of the Loan Agreement which shall entitle Agent to exercise immediately following such two-Business Day period, all rights and remedies under law and under the Loan Documents pursuant to Section 8.2 of the Loan Agreement.
(b)Availability. To the extent there remains any availability under the Aggregate Commitment, Borrowers may request Advances in accordance with the terms and conditions set forth in the Loan Agreement, as modified hereby. Availability as of the date hereof is as set forth in Recital F hereto.
(c)Dart Purchase Agreement.
(i)Within two (2) Business Days following the Effective Date, the Borrowers shall provide a true and correct copy of the fully executed Dart Purchase Agreement to Agent, which, except as otherwise approved by the Agent, shall be on substantially the same terms in all material respects as the draft provided on January 27, 2026 (other than with respect to the closing date which shall be ten (10) Business Days after funds become nonrefundable).
(ii)The Borrowers shall provide prompt written notice to Agent upon any Borrower having knowledge of any termination of or material default or breach under the Dart Purchase Agreement.
(iii)Promptly upon execution of the Dart Purchase Agreement and in any event on or prior to the Effective Date, the Borrowers shall execute and deliver to Agent, for the benefit of the Agent, on behalf of itself and the Lenders, a collateral assignment of rights (the “Collateral Assignment”) under the Dart Purchase Agreement, in form and substance satisfactory to Agent.
(iv)Borrowers shall provide Agent with written updates promptly upon request (no more than once every two weeks) as to the status of the Dart Purchase Agreement, in form satisfactory to Agent in its reasonable discretion.
(d)Earnest Money Deposit. Substantially concurrently with the earnest money being deposited by Dart Interests and in no event later than five Business Days after the Effective Date, the Borrowers shall have assigned its rights and interests to the $5,000,000.00 earnest money deposit under the Dart Purchase Agreement to the extent of cash proceeds actually received by Borrowers, which assignment, and Agent’s right to all amounts due and payable to Borrowers under the escrow agreement, shall be acknowledged substantially concurrently by the applicable title company. Such funds shall be deposited in the Cash Management Account and in no event shall such funds be drawable by Borrowers in any respect or for any purpose. If any such amount must be refunded or paid to Dart Interests or its affiliates for any reason, such assignment shall be of no further effect and any transferred funds shall be promptly returned to Borrowers. To the extent that the earnest money deposit is neither refunded nor paid to Dart Interests, the earnest money deposit transferred to Agent shall be included in the calculation of the Required Gateway Tech Payment transmitted to Agent at the closing of the sale of the Gateway Tech Project.
(e)Gateway Tech Project Sale and Release Conditions. Except as expressly set forth below, and notwithstanding anything to the contrary in the Loan Documents, Administrative Agent shall have no obligation to release any of the Projects (or portions thereof) until the Loan and all other Obligations have been paid in full and all obligations of Administrative Agent and Lenders under this Agreement and the other Loan Documents have terminated. Borrowers shall only be entitled to obtain the release of the Gateway Tech Project from the lien of the Loan Documents, provided that all of the following conditions are satisfied (the “Gateway Tech Release Conditions”):
(i)Concurrently with the closing of the sale of the Gateway Tech Project pursuant to the Dart Purchase Agreement, Borrowers shall have paid (or caused to be paid) to Administrative Agent an amount equal to the greater of (x) $47,500,000.00 or (y) the Net Sales Proceeds (the “Required Gateway Tech Payment”), which shall be immediately applied by Agent to payment of the outstanding principal amount of the Obligations and to permanently reduce the Aggregate Commitment. As used herein, “Net Sales Proceeds” means the gross sales price generated by the sale of the Gateway Tech Project to Dart Interests or its affiliate (the “Buyer”), less an amount equal to all prorated amounts credited towards the “Purchase Price” as set forth on a settlement statement prepared by the escrow company handling the closing and approved by Agent (which approval shall not be withheld or delayed unreasonably) (“Settlement Statement”), and less the actual commissions and customary closing costs paid to third parties (i.e., not affiliates of any Borrower or Guarantor) as set forth on the Settlement Statement. No dispositions fees will be included in the settlement statement payable to KBS Capital Advisors. Additionally, Borrowers shall be required to deposit into the Cash Management Account any payments relating to the Gateway Tech Project received in connection with the final adjustment or final prorations under the Dart Purchase Agreement.
(ii)Gateway Tech Borrower shall have submitted to Administrative Agent a written request for such release at least five (5) Business Days (or such shorter time as Administrative Agent may agree) prior to the proposed release date, together with (x) copies of any documents which Gateway Tech Borrower requests Administrative Agent to execute in connection with such proposed release and (y) copies of any documents reasonably required by Agent with respect to the disposition of the Gateway Tech Project (including, without limitation, the applicable purchase and sale agreement and any modifications or extensions thereof). Gateway Tech Borrower and Agent hereby acknowledge that, as of the date hereof, Gateway Tech Borrower has submitted the above described release request to Agent within the required time frame and the conditions in this clause (ii) have been satisfied.

(iii)Such release shall apply to the entirety of the Gateway Tech Project (i.e., Gateway Tech Borrower shall not be entitled to request a release of a portion of the Gateway Tech Project).
(iv)No Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing that with the giving of notice and/or the lapse of time would constitute an Event of Default.
(v)In addition to the amount set forth in subsection (i) above, Borrowers shall have paid to Administrative Agent, for application to the principal balance of the Loan, an amount equal to the amount, if any, by which the outstanding principal balance of the Loan exceeds the then current Maximum Support Threshold. In calculating the Maximum Support Threshold, the Maximum Supported Amount shall be determined based only on the Projects remaining after the proposed release (i.e., without regard to the Gateway Tech Project).
(vi)Borrowers shall have delivered to Administrative Agent (1) a pro forma covenant compliance certificate demonstrating the continuing compliance with the Maximum Supported Amount and financial covenants on a pro forma basis based on the most recently available financial statements adjusted to reflect the proposed release of the Gateway Tech Project and (2) such certifications from the Guarantor that, after giving effect to the proposed release, Guarantor shall be in compliance with its financial covenants under the Guaranty (as amended hereby).
(vii)Borrowers shall provide to Administrative Agent at Borrowers’ sole cost and expense such title insurance endorsements to the Title Policies for the remaining Deeds of Trust as Administrative Agent shall reasonably request (including, without limitation, CLTA Form 111 Endorsements (or its equivalent), to the extent available and in form and substance reasonably satisfactory to Administrative Agent, which shall insure that after such release, each remaining Security Instrument shall continue as a valid first position lien against the Project encumbered thereby, subject only to such new title exceptions as Administrative Agent shall approve in writing.
(viii)Borrowers shall pay, or caused to be paid, to Administrative Agent all reasonable and documented out-of-pocket costs and expenses incurred in connection with such release, including without limitation all breakage fees, recording fees, transfer and other taxes, trustee’s fees, reasonable attorneys’ fees, appraisal fees, escrow fees, and fees for title insurance and similar charges.
(ix)Following the release of the Gateway Tech Project, the Gateway Tech Project shall no longer be included in the definition of “Project” except with respect to any indemnities and other provisions of the Loan Documents that expressly survive repayment of the Loan. For the avoidance of doubt, notwithstanding any other term or condition to the contrary set forth in any of the Loan Documents, Borrowers shall not be entitled to a release of any Project or Borrower other than the Gateway Tech Project and the Gateway Tech Borrower in accordance with the terms hereof (unless agreed to by Agent and the Lenders in Agent’s and the Lenders’ sole and absolute discretion).

(f)Reporting Requirement (Monthly Rent Rolls). Section 6.15(a)(1) of the Loan Agreement is hereby amended and restated in its entirety as follows:

1. Borrowers	Quarterly: (i) (Operating Statements for the Projects (to be prepared and certified by Borrowers) and (ii) quarterly unaudited financials for Borrower. Monthly: Rent Rolls	Within sixty (60) days of the end of each 1st, 2nd and 3rd calendar quarter, except 120 days after each calendar quarter ending on December 31st during the term of the Loan; or upon request by Lender (not more than once per month); provided that the rent roll shall be delivered monthly on the 1st day of each month
(g)Definition of “REIT Level Expenses” from the Cash Management Account Section of the Loan Agreement. The definition of “REIT Level Expenses” set forth in the Cash Management Account Section of the Loan Agreement (as modified by the Third Modification (Long Form)) is hereby amended and restated in its entirety as follows:
“REIT Level Expenses”: Means any REIT-level general and administrative costs and expenses reasonably allocated to (x) real property wholly-owned (directly or indirectly by Guarantor) and (y) REIT-level asset management fees, provided that REIT-level asset management fees for the Projects shall be limited solely to Permitted Asset Management Fees, which amounts described in clauses (x) and (y), in the aggregate, shall not exceed the CMA Account Disbursement Limit.
(h)New Definitions of “Advisor”, “Advisory Agreement”, “Asset Management Fees”, “Permitted Asset Management Fees” and “REIT”. The definitions of “Advisor”, “Advisory Agreement”, “Asset Management Fees”, “Permitted Asset Management Fees” and “REIT” shall be added to the Cash Management Account Section of the Loan Agreement (as modified by the Third Modification (Long Form)) as follows:
“Advisor” means KBS Capital Advisors LLC, a Delaware limited liability company.
“Advisory Agreement” means that certain Advisory Agreement dated as of September 27, 2024 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof) by and between the Advisor and the REIT.
“Asset Management Fees” shall mean the asset management fees payable to the Advisor pursuant to Section 8.03 of the Advisory Agreement.

“Permitted Asset Management Fees” means Asset Management Fees in an amount not to exceed 90% of the Asset Management Fees allocable to the applicable Project and payable to the Advisor pursuant to Section 8.03 of the Advisory Agreement, as such Advisory Agreement was in effect on September 27, 2024; provided, that the remaining ten percent (10%) of Asset Management Fees shall be deferred until the Obligations are paid in full and such deferred amounts shall not be used in the calculation of “Permitted Asset Management Fees” as used herein.
“REIT” means KBS Real Estate Investment Trust III, Inc., a Maryland corporation.
(i)Permitted Disposition Fees. Notwithstanding anything herein or in the Loan Documents to the contrary, Borrowers will not, and will not permit Guarantor, or any direct or indirect member or owner of Borrowers or Guarantor, to pay any Disposition Fees related to the Projects, without the prior written consent of the Required Lenders, except, provided no Event of Default has occurred and is continuing, payment of Permitted Disposition Fees related to the Projects (with any remaining Disposition Fees related to the Projects being deferred in full until the Obligations are paid in full).
For purposes hereof, the following terms have the meanings set forth below:
“Disposition Fees” shall mean the Disposition Fees payable to the Advisor pursuant to Section 8.04 of the Advisory Agreement.
“Permitted Disposition Fees” means Disposition Fees in an amount not to exceed 0.65% of the Contract Sale Price (as defined in the Advisory Agreement, as such Advisory Agreement was in effect on September 27, 2024) of a Project.
3.Security Documents. The Deeds of Trust and all other Loan Documents which secure Borrowers’ indebtedness and obligations under the Loan shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all other present and future indebtedness and obligations of Borrowers under (A) this Agreement, (B) the Notes and all other Loan Documents, as amended by this Agreement, (C) all present and future Lender- Provided Swap Transactions, and (D) any and all amendments, modifications, renewals and/or extensions of this Agreement or the Notes, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. All references in the Deeds of Trust and all other references in the Loan Documents to the “Loan” shall mean the Loan, as amended by this Agreement and the Short Form Agreements.
4.Definitions. Except as provided in this Agreement, all references in the Loan Agreement, in each Deed of Trust and in each of the other Loan Documents: (i) to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) to a Deed of Trust shall mean such Deed of Trust as amended hereby and by the respective Short Form Agreement, (iii) to the Notes shall mean the Notes (as defined herein), (iv) to the Loan Documents shall mean the Loan Documents as such term is defined in this Agreement, and (v) to any particular Loan Document shall mean such Loan Document as modified by this Agreement, and all prior amendments, or any document executed pursuant thereto or hereto.

5.No Other Modifications. Except as expressly set forth above, the Loan Documents shall be and remain unmodified and in full force and effect.
6.Conditions Precedent. This Agreement shall not be effective, and neither Agent nor Lenders shall have any obligations hereunder, unless and until such date as all of the following conditions are satisfied in a manner acceptable to Administrative Agent in Administrative Agent’s sole judgment. The following conditions shall be deemed satisfied on the date (the “Effective Date”) that Administrative Agent executes and delivers a fully executed Agreement to Borrowers (provided that, if for any reason any of the following conditions are not satisfied, or are not waived in writing by Administrative Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Administrative Agent and the Lenders to the extent reserved in writing by Administrative Agent prior to the Effective Date):
(a)Modification Documents. Agent shall have received and approved the executed PDF scans (with original wet-ink signatures to follow by no later than five (5) Business Days after the Effective Date) of (i) this Agreement, including the Consent attached hereto, (ii) each Short Form Agreement and (iii) the Collateral Assignment (the documents described in clauses (i) through (iii) of this paragraph are referred to herein collectively as, the “Modification Documents”).
(b)Formation Documents. Each Borrower shall have delivered to Agent all documents evidencing the formation, organization, good standing and valid existence of such Borrower and Guarantor (to the extent such documents have been amended or modified since the original Closing Date).
(c)Payment of Extension Fee. Borrowers shall have paid to Agent, for the benefit of Lenders on a pro rata basis, the Extension Fee (as defined below).
(d)Payment of Administrative Agent’s Fee. Borrowers shall have paid to Agent, for the benefit of itself, the Agent Work Fee (as defined below).
(e)Expenses and Professional Fees. Borrowers shall pay all of the reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders and its professional and financial advisor and legal counsel associated with the preparation, due diligence, administration and enforcement of all documentation executed in connection with this Agreement (including, without limitation, the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and its professional and financial advisors and legal counsel). Further, Borrowers shall pay Agent for one ordered appraisal for each of (a) KBSIII 515 Congress, LLC and (b) KBSIII 201 17th Street LLC. All such amounts shall be due and payable upon the earlier of (i) the time required to make payment of such costs and expenses as set forth in the Loan Documents or (ii) on the Effective Date. For the avoidance of doubt, Borrowers shall pay all of the title company’s recording fees, costs and expenses, including, without limitation, any such fees, costs and expenses whether incurred on, before or after the Effective Date and whether or not the transactions contemplated by the Dart Purchase Agreement are consummated.

(f)Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
(g)Opinion of Counsel. Borrowers shall have delivered to Agent one or more opinion(s) of counsel reasonably acceptable to Agent covering, without limitation, the enforceability of this Agreement, as well as the existence, good standing, authority and execution of each Borrower and Guarantor.
(h)Flood Review. Administrative Agent and the Lenders shall have completed all applicable flood hazard reviews necessary in connection with this Agreement.
(i)Know Your Customer. Borrowers shall have provided to Agent the documentation and other information (including a Beneficial Ownership Certification as to Borrower) reasonably requested by Agent in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA Patriot Act, in each case in form and substance reasonably satisfactory to Agent.
7.Extension Fee; and Agent Work Fee.
(a)Extension Fee. Borrowers shall pay to Agent, for the ratable benefit of Lenders, an extension fee in the amount of $40,000 (the “Extension Fee”), which Extension Fee shall be earned as of, and due and payable on, the Effective Date.
(b)Agent Work Fee. Borrowers shall pay to Agent for its own account an agent work fee in the amount of $10,000 (the “Agent Work Fee”), which Agent Work Fee shall be earned as of, and due and payable on, the Effective Date.
8.Affirmation of Obligations Under Loan Documents; Swap Contracts. Each Borrower acknowledges, confirms, stipulates, agrees, represents and warrants that it has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of the respective Deed of Trust as a first-priority lien on the applicable Property, all improvements located thereon and all of the “Property” described in such Deed of Trust. Unless otherwise agreed to in writing by Lenders, the parties hereby agree that any Lender-Provided Swap Transactions (to the extent entered into by a Borrower and secured by the Property, and expressly excluding any Lender-Provided Swap Transactions that are both (i) entered into by an affiliate of a Borrower where such affiliate is not a Borrower under the Loan, and (ii) not secured by the Property) entered into with respect to the Loan shall include all Lenders under the Loan Agreement and shall be entered into on a pari-passu basis in accordance with each Lender’s Commitment Percentage.
9.Incorporation by Reference. Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 (Joint Borrower Provisions) of the Loan Agreement are by this reference hereby incorporated in their entirety.
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10.Miscellaneous.
(a)Entire Agreement. The Loan Documents, including this Agreement (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (ii) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. By executing this Agreement and initialing below, each Borrower expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Agreement or any of the other Loan Documents in reaching its decision to enter into this Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrowers which conflict with the written terms of the Loan Documents. Each Borrower represents to Agent and Lenders that (w) it has read and understands the terms and conditions contained in this Agreement and the other Loan Documents executed in connection with this Agreement, (x) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and all other Loan Documents, (y) it is satisfied with its legal counsel and the advice received from it, and (z) it has relied only on its review of the Loan Documents and its own legal counsel’s advice and representations (and it has not relied on any advice or representations from Agent, any Lender or Agent’s or any Lender’s officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

/s/ CJS	/s/ CJS	/s/ CJS	/s/ CJS

Borrowers’ Initials
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Section 10(a)

(b)Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term “Loan Documents,” as such term may be used therein, shall be deemed to include this Agreement and all other Modification Documents.
(c)Further Assurances. Borrowers shall, upon the request of Agent or the Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Agreement, or for assuring the validity of, perfecting or preserving the lien of each Deed of Trust or any other Loan Documents.
(d)No Third Parties Benefitted. This Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)Assignment. This Agreement shall not be assignable by any Borrower and any purported assignment shall be void. The Dart Purchase Agreement may not be assigned except to an affiliate of Dart Interests. This Agreement is assignable by Agent and any Lender in accordance with the terms of the Loan Agreement.
(g)Construction of this Agreement. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. As used herein, the term “including” means “including, but not limited to,” and the term “include(s)” means “include(s), without limitation.” This Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(h)Survival of Representations, Warranties and Covenants. Each and all provisions of this Agreement shall survive and remain in full force and effect until all obligations of Borrowers under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of each Deed of Trust.
(i)Governing Law; Waiver of Jury Trial. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by applicable law, each Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
(j)Severability. In the event of any invalidity or unenforceability of any provision of this Agreement, the remainder of this Agreement shall remain in full force and effect.
(k)Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution,

which Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(l)Reliance. Neither Agent nor Lenders would have consented to the transactions specified herein without Borrowers entering into this Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
11.Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which each Borrower acknowledges to be valid and existing liens on and security interests in the Property. Each Borrower agrees that the liens and security interests created by the Deeds of Trust continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. Borrower acknowledges and agrees that neither this Agreement, nor the Short Form shall constitute a novation of the indebtedness evidenced by the Notes and/or any of the other Loan Documents, and further that the terms and provisions of the Deed of Trust and all of the other Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.
12.Counterparts. This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
13.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
14.Course of Dealing. Administrative Agent, Lenders and Borrowers hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrowers, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date.
15.Renewal; Lien Continuation; No Novation. Each Borrower hereby reaffirms the Obligations and promises to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Notes, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

16.Default. A default under this Agreement shall constitute an Event of Default under the Notes and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents.
17.Electronic Signatures. This Agreement and Guarantor’s consent attached hereto may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor shall, as soon as reasonably possible, provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
18.Short-Form Fourth Modification Agreement. Each of the Lenders hereby authorizes and instructs Administrative Agent to execute the Short-Form Fourth Modification Agreements on each of its behalf and to cause such Short-Form Modification Agreements to be recorded in the real estate records of the respective counties set forth therein.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BORROWERS:
KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signatures continue on next page.]
[Signature Page to Fourth Modification (Long Form)]

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signatures continue on next page.]
[Signature Page to Fourth Modification (Long Form)]

KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signatures continue on next page.]
[Signature Page to Fourth Modification (Long Form)]

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent
By:    /s/ Claudia N. Marciniak
Name:
Title:
LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Claudia N. Marciniak
Name:
Title:
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[Signature Page to Fourth Modification (Long Form)]

ASSOCIATED BANK, NATIONAL
ASSOCIATION
By:    /s/ Adam Harding
Name:    Adam Harding
Title:    Senior Vice President
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[Signature Page to Fourth Modification (Long Form)]

CITY NATIONAL BANK
By:    /s/ Michael Rosenheck
Name:    Michael Rosenheck
Title:    Sr. Vice President
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[Signature Page to Fourth Modification (Long Form)]

REGIONS BANK
By:    /s/ John A Koromilas
Name:    JOHN A. KOROMILAS
Title:    S.V.P.
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[Signature Page to Fourth Modification (Long Form)]

CITIZENS BANK
By:    /s/ David Bruner
Name:    DAVID BRUNER
Title:    VICE PRESIDENT

[Signature Page to Fourth Modification (Long Form)]

CONSENT AND REAFFIRMATION OF GUARANTOR
This Consent and Reaffirmation of Guarantor (this “Consent”) is attached to that certain Fourth Modification Agreement (Long Form) (the “Modification Agreement”) dated as of January 27, 2026 by and among (i) KBSIII 155 NORTH 400 WEST, LLC, KBSIII 515 CONGRESS, LLC, and KBSIII 201 17TH STREET, LLC, each a Delaware limited liability company (individually or collectively as the context may require, “Borrower” or “Borrowers”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, “Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (as defined in the Modification Agreement) in the future, the “Lenders”). All capitalized terms used but not defined in this Consent shall have the meanings given to such terms in the Modification Agreement. KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (“Guarantor”), hereby (i) acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Modification Agreement and the transactions contemplated thereby, (ii) reaffirms the full force and effectiveness of that certain Payment Guaranty Agreement dated as of October 17, 2018 (the “Payment Guaranty”) executed by Guarantor in favor of Agent and Lenders in connection with the Loan, and that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018 (the “Recourse Carve-Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”) executed by Guarantor in favor of Agent and Lenders, as each may be modified from time to time including by the Modification Agreement, (iii) agrees that Guarantor’s obligations under the Guaranty shall remain unaffected by the Modification Agreement and that all references in the Guaranty to (a) the Loan Documents shall include (without limitation) the Modification Agreement, and (b) any particular Loan Document shall mean such Loan Document as modified by the Modification Agreement, (iv) agrees that Guarantor’s obligations under the Guaranty are separate and distinct from those of Borrowers with respect to the Loan and (v) agrees to be bound by the Release provision set forth in Section 13 and by Section 17 of the Modification Agreement. Guarantor further hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Agent and Lenders would not execute the Modification Agreement or otherwise consent to its terms.
[Signature on Following Page]
Guarantor Consent

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signature Page to Guarantor Consent]

SCHEDULE I
COMMITMENTS AND OUTSTANDING AMOUNTS
As of January 22, 2026

Lender	Commitment Amount	Pro Rata Share	Outstanding Principal Amount
U.S. Bank	$61,037,784.68	29.23076922%	$59,921,765.54
Regions Bank	$41,762,694.80	20.00000000%	$40,999,102.78
Citizens Bank	$41,762,694.80	20.00000000%	$40,999,102.78
City National Bank	$38,550,179.83	18.46153847%	$37,845,325.67
Associated Bank	$25,700,119.89	12.30769231%	$25,230,217.12

Total:	$208,813,474.00	100%	$204,995,513.89